SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2011

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders VASCO Data Security International, Inc. (the “Company”) was held June 16, 2011.

The shareholders of the Company voted on the following items at the Annual Meeting:

1. To elect five directors to serve on the Board of Directors for terms expiring in 2012;

2. To hold an advisory vote on executive compensation;

3. To hold an advisory vote on the frequency of future advisory votes on executive compensation;

4. To ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

5. To transact such other business as may properly come before the meeting.

Votes regarding the election of the director nominees were as follows:

	Shares Voted in Favor of	Shares Withholding Authority	Broker Non-Votes
T. Kendall Hunt	23,467,518	369,464	6,591,297
Michael P. Cullinane	23,489,675	347,307	6,591,297
John N. Fox, Jr.	23,604,811	232,171	6,591,297
John R. Walter	19,456,313	4,380,669	6,591,297
Jean K. Holley	23,606,498	230,484	6,591,297

Based on the votes set forth above, the director nominees were duly elected.

The proposal to approve, on an advisory basis, the overall compensation of the Company’s named executive officers received the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
22,515,671	539,362	781,950	6,591,296

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved.

The proposal to approve, on an advisory basis, the frequency for an advisory vote on the overall compensation of the Company’s named executive officers received the following votes:

Shares Voted for 1 Year	Shares Voted for 2 Years	Shares Voted for 3 Years	Abstentions	Broker Non-Votes
4,578,823	41,421	18,395,051	821,686	6,591,298

Based on the votes set forth above, the shareholders recommended holding an advisory vote on the overall compensation of the Company’s named executive officers every three years.

In accordance with the shareholders’ recommendation, the Company has determined that an advisory vote on the overall compensation of the named executive officers of the Company will be conducted every three years, until the next shareholder advisory vote on the frequency of the advisory vote on the overall compensation of the named executive officers of the Company.

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 received the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
30,215,587	173,718	38,974	—

Based on the votes set forth above, the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011 was duly ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2011	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer